SUBSEQUENT EVENT	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
SUBSEQUENT EVENT [Abstract]
SUBSEQUENT EVENT

NOTE 13. - SUBSEQUENT EVENT

Subsequent to September 30, 2012, the Company raised approximately $750,000 in a private placement offering. Each unit in the offering was sold for $0.25 and consisted of one share of common stock and one-half of a warrant to purchase common stock. Each full warrant issued has an exercise price of $1.00 per share, a five year term and a "down round provision" so the warrants will be classified as derivatives for accounting purposes, which means they are reported as a liability and marked to market at each balance sheet date. This private placement will constitute a "down round" for purposes of certain previously issued warrants and convertible notes and will result in adjustments to the exercise price, conversion price and the number of shares issuable upon exercise or conversion of these previously issued securities.

NOTE 15. - SUBSEQUENT EVENT

In January 2012, the Company entered into an Agreement (the "Agreement") with one of its vendors to resolve payables of approximately $259,000. Pursuant to the terms of the Agreement, the Company paid $50,000 and issued 1,000,000 shares of its common stock to the vendor which satisfied the outstanding amount payable and established a credit for the Company for future services of approximately $172,000. The shares of common stock issued were valued at the average of the closing sale prices of such common stock on the Over-The-Counter Bulletin Board (OTCBB) for a ten (10) trading day period (resulting in an approximate value of $381,000).